UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

Tracon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36818	34-2037594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 800
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 550-0780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On October 11, 2024, the Board of Directors (the “Board”) of TRACON Pharmaceuticals, Inc. (the “Company”) authorized the issuance of one (1) share of Series A Preferred Stock, par value $0.001 per share (the “Super-Voting Share”) to Craig R. Jalbert, the Company’s Chief Executive Officer and sole director, for the purchase price of $0.01.

The Company relied upon an exemption from registration in accordance with Section 4(a)(2) of the Securities Act of 1933. The Company was able to rely upon this exemption because this issuance does not constitute a public offering of its shares.

Reference is made to the information regarding the Super-Voting Share disclosed in Item 5.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2024, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Super-Voting Share.

The rights, preferences and privileges of the Super-Voting Share are set forth in the Certificate of Designation. The Certificate of Designation provides that if the aggregate number of shares of common stock, par value $0.001 per share (“Common Stock”), present in person or by proxy and entitled to vote thereon at any meeting of stockholders at which the liquidation and dissolution of the Company and any related plan of liquidation and dissolution is submitted to a vote of the holders of Common Stock (a “Dissolution Proposal”), that voted “for” the Dissolution Proposal is greater than the aggregate number of shares of Common Stock present in person or by proxy and entitled to vote thereon at such meeting that voted “against” or “abstain” on such Dissolution Proposal, then the share of Series A Preferred Stock will have a number of votes equal to the number of outstanding shares of the Common Stock on the record date for determining stockholders entitled to vote, and will vote together with the outstanding shares of Common Stock as a single class, with respect to the Dissolution Proposal. The Series A Preferred Stock otherwise has no voting rights except as otherwise required by the General Corporation Law of the State of Delaware.

The Super-Voting Share shall rank (i) senior to the Common Stock and any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such series ranks junior to the Series A Preferred Stock as to the distribution of assets upon the Company’s liquidation, dissolution or winding up, (ii) on parity with any class or series of capital stock that the Company may establish in the future the terms of which specifically provide that such class or series ranks on parity with the Series A Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up, and (iii) junior to any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such class or series ranks senior to the Series A Preferred Stock as to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

The holder of the Super-Voting Share is not entitled to receive dividends. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the holder of the Super-Voting Share will be entitled to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of Common Stock. The holder of the Super-Voting Share may not transfer such share or any interest in such share to any other person or entity without the prior consent of the Board. The Super-Voting Share may be redeemed at any time at the option of the Board (in its sole discretion) for $0.01.

This description of the Super-Voting Share does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Designation for the Super-Voting Share, a copy of which is filed as Exhibit 3.1 to this report this Current Report on Form 8-K and is incorporated herein by reference.

On October 11, 2024, the Board approved the amendment of Article III, Section 8 of the Company’s bylaws to enable the holders of a majority of the voting power of, rather than the majority of, the outstanding shares of stock of the Company entitled to vote at a meeting of stockholders to constitute a quorum for the transaction of business.

This description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, a copy of which is filed as Exhibit 3.2 to this report this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On October 11, 2024, the Company convened its special meeting of stockholders (the “Special Meeting”) for the purpose of approving the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law (the “Dissolution”) and pursuant to the Plan of Dissolution attached to the proxy statement previously distributed to the Company’s stockholders in connection with the Special Meeting (the “Plan of Dissolution”) (the “TRACON Dissolution Proposal”). There were 294,397 shares of Common Stock present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s bylaws.

Accordingly, the Special Meeting was adjourned until November 12, 2024 (the “Adjourned Special Meeting”), without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the TRACON Dissolution Proposal.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, the outcome of the Adjourned Special Meeting, and the completion or effects of the Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the Company obtaining the requisite stockholder vote to approve the Dissolution, the ability of the Company to timely execute the Dissolution, the execution costs to the Company of the Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the stockholders in the Dissolution, the amount of cash (if any) that will be distributed to the stockholders in connection with the Dissolution, and outcomes to the stockholders if the TRACON Dissolution Proposal is not approved by the requisite stockholders at the Adjourned Special Meeting. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
3.1	Certificate of Designation of Senior A Preferred Stock of TRACON Pharmaceuticals, Inc., dated October 11, 2024.
3.2	Amendment to Amended and Restated Bylaws of TRACON Pharmaceuticals, Inc., effective October 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Date:	October 11, 2024	By:	/s/ Craig R. Jalbert
Craig R. Jalbert President and Chief Executive Officer